Supplement dated December 1, 2025
to the following initial summary prospectus(es):
Monument Advisor New York dated July 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective January 1, 2026, Nationwide will no longer accept new applications for this contract.
ISP-1026